UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  October 19, 2001

Date of Earliest Event Reported:  October 18, 2001

DEPARTMENT 56, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11908	13-3684956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Village Place, 6436 City West Parkway, Eden Prairie, MN 55344
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (952) 944-5600

Item 5.	Other Events.

A copy of the Company Press Release, dated October 18, 2001, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

99.1 Press Release, dated October 18, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPARTMENT 56, INC.

/s/ Susan E. Engel
Susan E. Engel
Chairwoman and Chief Executive Officer

Dated:  October 19, 2001

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 18, 2001.